oFAS STK SAI 1
                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             DATED DECEMBER 1, 1997

The Statement of Additional Information is amended as follows:

I. The section "Investments in Japan," found under "How does the Fund Invest its Assets? - Investments in Foreign Securities" is deleted.

II. The first paragraph under "How Do I Buy, Sell and Exchange Shares? - Additional Information on Selling Shares" is replaced with the following paragraph:

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

III. The following replaces the Class I performance figures in the applicable sections under "How does the Fund Measure Performance?" The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

TOTAL RETURN

The cumulative total return for Class I for the period from inception (December 31, 1996) through July 31, 1997, was 2.93% for the Conservative Target Fund, 6.55% for the Moderate Target Fund and 6.79% for the Growth Target Fund.

YIELD

The yield for Class I for the 30-day period ended July 31, 1997, was 4.13% for the Conservative Target Fund, 1.13% for the Moderate Target Fund and 1.83% for the Growth Target Fund.

IV. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

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                 Please keep this supplement for future reference.